UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 27, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005 providing for the issuance of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-01              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Deutsche Bank National Trust Company, as Custodian, and JPMorgan Chase Bank, N.A., as Trustee.

     December 27, 2005 Restatement was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

             Restatement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        IXIS Real Estate Mortgage Capital Trust 2005-HE2
        Mortgage Pass-Through Certificates,  Series 2005-HE2

                       JPMORGAN CHASE BANK,N.A., not in its individual capacity but solely as Trustee under the Agreement referred to herein

                 By: /s/  Thomas Venusti
                          --------------------------------------------
                          Thomas Venusti
                          Assistant Vice President

Date: March 27, 2006

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                      IXIS Real Estate Capital Trust 2005-HE2
                         Statement To Certificateholders
                                December 27, 2005
                               ***RESTATEMENT***



-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       255,000,000.00    139,066,272.46     28,089,795.33     527,988.28   28,617,783.61     0.00      0.00      110,976,477.13
A2       175,000,000.00    175,000,000.00              0.00     675,305.56      675,305.56     0.00      0.00      175,000,000.00
A3        70,000,000.00     70,000,000.00              0.00     274,477.78      274,477.78     0.00      0.00       70,000,000.00
A4       109,858,000.00    109,858,000.00              0.00     442,483.61      442,483.61     0.00      0.00      109,858,000.00
AMZ       95,020,000.00     76,956,741.36      4,376,580.04     304,492.17    4,681,072.21     0.00      0.00       72,580,161.32
M1        28,938,000.00     28,938,000.00              0.00     118,870.87      118,870.87     0.00      0.00       28,938,000.00
M2        15,980,000.00     15,980,000.00              0.00      65,926.38       65,926.38     0.00      0.00       15,980,000.00
M3        12,958,000.00     12,958,000.00              0.00      53,804.50       53,804.50     0.00      0.00       12,958,000.00
M4        22,891,000.00     22,891,000.00              0.00      97,897.18       97,897.18     0.00      0.00       22,891,000.00
M5        12,957,000.00     12,957,000.00              0.00      55,758.29       55,758.29     0.00      0.00       12,957,000.00
M6        11,230,000.00     11,230,000.00              0.00      48,725.72       48,725.72     0.00      0.00       11,230,000.00
B1        13,389,000.00     13,389,000.00              0.00      64,163.06       64,163.06     0.00      0.00       13,389,000.00
B2         8,638,000.00      8,638,000.00              0.00      42,163.04       42,163.04     0.00      0.00        8,638,000.00
B3         9,503,000.00      9,503,000.00              0.00      50,186.40       50,186.40     0.00      0.00        9,503,000.00
B4         8,638,000.00      8,638,000.00              0.00      59,055.13       59,055.13     0.00      0.00        8,638,000.00
P                100.00            100.00              0.00     647,943.37      647,943.37     0.00      0.00              100.00
R                  0.00              0.00              0.00           0.00            0.00     0.00      0.00                0.00
TOTALS   850,000,100.00    716,003,113.82     32,466,375.37   3,529,241.34   35,995,616.71     0.00      0.00      683,536,738.45
X         13,821,138.00     13,821,138.20              0.00   1,203,134.51    1,203,134.51     0.00      0.00       13,821,138.20
-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Current
                         Beginning                                                              Ending       Class     Pass-thru
Class     CUSIP         Principal          Principal       Interest              Total          Principal              Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1      45071KBD5     545.35793122    110.15606012         2.07054227         112.22660239     435.20187110     A1    4.271250 %
A2      45071KBE3   1,000.00000000      0.00000000         3.85888891           3.85888891   1,000.00000000     A2    4.341250 %
A3      45071KBF0   1,000.00000000      0.00000000         3.92111114           3.92111114   1,000.00000000     A3    4.411250 %
A4      45071KBG8   1,000.00000000      0.00000000         4.02777777           4.02777777   1,000.00000000     A4    4.531250 %
AMZ     45071KBH6     809.90045632     46.05956683         3.20450610          49.26407293     763.84088950     AMZ   4.451250 %
M1      45071KBJ2   1,000.00000000      0.00000000         4.10777766           4.10777766   1,000.00000000     M1    4.621250 %
M2      45071KBK9   1,000.00000000      0.00000000         4.12555569           4.12555569   1,000.00000000     M2    4.641250 %
M3      45071KBL7   1,000.00000000      0.00000000         4.15222257           4.15222257   1,000.00000000     M3    4.671250 %
M4      45071KBM5   1,000.00000000      0.00000000         4.27666681           4.27666681   1,000.00000000     M4    4.811250 %
M5      45071KBN3   1,000.00000000      0.00000000         4.30333333           4.30333333   1,000.00000000     M5    4.841250 %
M6      45071KBP8   1,000.00000000      0.00000000         4.33888869           4.33888869   1,000.00000000     M6    4.881250 %
B1      45071KBQ6   1,000.00000000      0.00000000         4.79222197           4.79222197   1,000.00000000     B1    5.391250 %
B2      45071KBR4   1,000.00000000      0.00000000         4.88111137           4.88111137   1,000.00000000     B2    5.491250 %
B3      45071KBS2   1,000.00000000      0.00000000         5.28111123           5.28111123   1,000.00000000     B3    5.941250 %
B4      45071KBT0   1,000.00000000      0.00000000         6.83666705           6.83666705   1,000.00000000     B4    6.515782 %
P       N/A         1,000.00000000      0.00000000 6,479,433.70000000   6,479,433.70000000   1,000.00000000     P     0.000000 %
TOTALS                842.35650539     38.19573124         4.15204815          42.34777938     804.16077416
X       N/A         1,000.00001447      0.00000000        87.05032176          87.05032176   1,000.00001447     X     0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Sec. 4.03 Subordinated Amount                                                                           13,821,138.21
Sec. 4.03 Specified Subordinated Amount                                                                 13,821,138.21
Sec. 4.03 Subordinated  Deficiency Amount                                                               0.00
Sec. 4.03 Overcollateralization Release Amount                                                          0.00
Sec. 4.03 Monthly Excess Interest                                                                       1,354,727.58
Sec. 4.03 Monthly Excess Cash Flow Amount                                                               1,354,727.58
Sec. 4.03 Extra Principal Distribution Amount                                                           142,567.56

Sec. 4.03 Trustee Fee                                                                                   1,216.37
Sec. 4.03 Servicing Fee                                                                                 304,093.40

Sec. 4.03 Current Advances                                                                              2,898,651.83

Sec. 4.03(vi) Ending Collateral Balance                                                                 697,357,776.66


Sec. 4.03 Total Beginning Number of Loans                                                               4,486.00
Sec. 4.03 Total Ending Number of Loans                                                                  4,319.00

Sec. 4.03  Weighted Average Gross Mortgage Rate Entire Deal                                             7.452167%

Sec. 4.03 Weighted Average Net Mortgage Rate Entire Deal                                                6.950167%

Sec. 4.03 Weighted Average Term to Maturity                                                             344.00

Sec. 4.03 Delinquencies

Sec. 4.03 Number of Loans 31 Days Delinquent                                                             174.00
Sec. 4.03 Balance of Loans 31 Days Delinquent                                                            24,034,492.65
Sec. 4.03 Number of Loans 61 Days Delinquent                                                             66.00
Sec. 4.03 Balance of Loans 61 Days Delinquent                                                            9,016,966.00
Sec. 4.03 Number of Loans 91 Days Delinquent                                                             52.00
Sec. 4.03 Balance of Loans 91 Days Delinquent                                                            5,705,944.42
Sec. 4.03 Total Number of Loans Delinquent                                                               292.00
Sec. 4.03 Total Balance Delinquent Loans                                                                 38,757,403.07

Sec. 4.03 Total Number of Loans Delinquent                                                               292.00
Sec. 4.03 Total Balance of Loans Delinquent                                                              38,757,403.07
Sec. 4.03 (xii) Outstanding Balance of Sixty Plus Day Delinquent                                         32,501,278.85

Sec. 4.03 Loans in Foreclosure

                          Number of Loans in Foreclosure 0 to 29 Days Delinquent                         0.00
                          Balance of Loans in Foreclosure 0 to 29 Days Delinquent                        0.00
                          Number of Loans in Foreclosure 30 to 59 Days Delinquent                        0.00
                          Balance of Loans in Foreclosure 30 to 59 Days Delinquent                       0.00
                          Number of Loans in Foreclosure 60 to 89 Days Delinquent                        19.00
                          Balance of Loans in Foreclosure 60 to 89 Days Delinquent                       2,976,529.37
                          Number of Loans in Foreclosure 90+ Days Delinquent                             71.00
                          Balance of Loans in Foreclosure 90+ Days Delinquent                            11,487,323.44

                                    Foreclosure by Group
                                    Group                    Number of           Principal Balance      Percentage
                                    Number                   Loans

                                        1                            90           14,463,852.81              2.07%

Sec. 4.03 Loans in Bankruptcy

                          Number of Loans in Bankruptcy 0 to 29 Days Delinquent                          10.00
                          Balance of Loans in Bankruptcy 0 to 29 Days Delinquent                         1,327,218.26
                          Number of Loans in Bankruptcy 30 to 59 Days Delinquent                         1.00
                          Balance of Loans in Bankruptcy 30 to 59 Days Delinquent                        218,504.29
                          Number of Loans in Bankruptcy 60 to 89 Days Delinquent                         5.00
                          Balance of Loans in Bankruptcy 60 to 89 Days Delinquent                        478,787.19
                          Number of Loans in Bankruptcy 90+ Days Delinquent                              15.00
                          Balance of Loans in Bankruptcy 90+ Days Delinquent                             1,871,945.29

                Loans in Bankruptcy
                           Bankruptcy by Group
                           Group                Number of                  Principal Balance          Percentage
                           Number               Loans

                                 1                        31                   3,896,455.03                0.56%

Sec. 4.03 Loans in REO
                Loans in REO
                             REO by Group
                             Group                Number of               Principal Balance        Percentage
                             Number               Loans

                                   1                         9                  963,783.14                0.14%

Sec. 4.03 REO Book Value                                                                                963,783.14

              Principal Collections
Scheduled Principal                                                                                    405,546.54
Payoffs                                                                                                31,526,954.90
Curtailments                                                                                           27,365.24
Liquidation Proceeds                                                                                   363,941.13

Sec. 4.03 Prepayment Penalties/Premiums                                                                647,943.37

             Prepayment Rate Calculations
Constant Prepayment Rate (CPR)
                          One Month CPR                                                                41.546426%
                          Three Month Average CPR                                                      36.480506%

Total Constant Prepayment Rate (CPR)
                          One Month CPR                                                                41.546426%
                          Three Month Average CPR                                                      36.480506%

             Realized Losses
Number of Loans Liquidated                                                                               2.00
Current Realized Losses Incurred                                                                         142,567.56
Net Liquidation Proceeds                                                                                 363,941.13
Loss Severity                                                                                            28.147110%

Cumulative Number of Loans Liquidated                                                                    2.00
Cumulative Realized Losses Incurred                                                                      142,567.56
Cumulative Net Liquidation Proceeds                                                                      363,941.13
Cumulative Loss Severity                                                                                 28.147110%

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

           Default Rates
MDR (Monthly Default Rate)
                          Current MDR                                                                     0.019535%
                          3 Month Average MDR                                                             0.006512%
                          12 Month Average MDR                                                            0.002791%
                          Cummulative MDR                                                                 0.016504%
                          Average MDR Since Cut-Off                                                       0.002358%

CDR (Conditional Default Rate)
                          Current Conditional Default Rate                                                0.234162%
                          3 Month Average CDR                                                             0.078054%
                          12 Month Average CDR                                                            0.033452%
                          Cummulative CDR                                                                 0.197872%
                          Average CDR Since Cut-Off                                                       0.028267%

Sec. 4.03 Class M1 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class M1 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class M2 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class M2 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class M3 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class M3 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class M4 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class M4 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class M5 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class M5 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class M6 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class M6 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class B1 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class B1 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class B2 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class B2 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class B3 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class B3 Applied Realized Loss Amount                                                           0.00
Sec. 4.03 Class B4 Unpaid Realized Loss Amount                                                            0.00
Sec. 4.03 Class B4 Applied Realized Loss Amount                                                           0.00

Sec. 4.03(xvi) Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                        0.00
Class A2 Unpaid Interest Shortfall                                                                        0.00
Class A3 Unpaid Interest Shortfall                                                                        0.00
Class A4 Unpaid Interest Shortfall                                                                        0.00
Class AMZ Unpaid Interest Shortfall                                                                       0.00
Class M1 Unpaid Interest Shortfall                                                                        0.00
Class M2 Unpaid Interest Shortfall                                                                        0.00
Class M3 Unpaid Interest Shortfall                                                                        0.00
Class M4 Unpaid Interest Shortfall                                                                        0.00
Class M5 Unpaid Interest Shortfall                                                                        0.00
Class M6 Unpaid Interest Shortfall                                                                        0.00
Class B1  Unpaid Interest Shortfall                                                                       0.00
Class B2  Unpaid Interest Shortfall                                                                       0.00
Class B3  Unpaid Interest Shortfall                                                                       0.00
Class B4  Unpaid Interest Shortfall                                                                       0.00
Class X Unpaid Interest Shortfall                                                                         0.00


Current Period Relief Act/ Prepayment Interest Shortfalls                                                 0.00

Class A1 Interest Reduction                                                                               0.00
Class A2 Interest Reduction                                                                               0.00
Class A3 Interest Reduction                                                                               0.00
Class A4 Interest Reduction                                                                               0.00
Class AMZ Interest Reduction                                                                              0.00
Class M1  Interest Reduction                                                                              0.00
Class M2 Interest Reduction                                                                               0.00
Class M3 Interest Reduction                                                                               0.00
Class M4  Interest Reduction                                                                              0.00
Class M5 Interest Reduction                                                                               0.00
Class B1  Interest Reduction                                                                              0.00
Class M6 Interest Reduction                                                                               0.00
Class B2  Interest Reduction                                                                              0.00
Class B3  Interest Reduction                                                                              0.00
Class B4  Interest Reduction                                                                              0.00
Class X  Interest Reduction                                                                               0.00


Sec. 4.03 Has the Trigger Event Occured                                                                   NO
Sec. 4.03 Has the Sequential Trigger Event Occured                                                        NO


Sec. 4.03 Cumulative Realized Losses as a Percentage of Original Collateral Balance                       0.016504%

Sec. 4.03 Available Funds
Available Funds                                                                                           37,199,967.59
Interest Remittance Amount                                                                                4,876,159.78
Principal Remittance Amount                                                                               32,323,807.81

Sec 4.03 Repurchased Principal                                                                            0.00

Class X Distributable Amount                                                                              1,203,134.51

Subsequent Recoveries                                                                                     0.00

Basis Risk Shortfalls
Class A1 Aggregate Basis Risk Shortfall                                                                   0.00
Class A2 Aggregate Basis Risk Shortfall                                                                   0.00
Class A3 Aggregate Basis Risk Shortfall                                                                   0.00
Class A4 Aggregate Basis Risk Shortfall                                                                   0.00
Class AMZ Aggregate Basis Risk Shortfall                                                                  0.00
Class M1 Aggregate Basis Risk Shortfall                                                                   0.00
Class M2 Aggregate Basis Risk Shortfall                                                                   0.00
Class M3 Aggregate Basis Risk Shortfall                                                                   0.00
Class M4 Aggregate Basis Risk Shortfall                                                                   0.00
Class M5 Aggregate Basis Risk Shortfall                                                                   0.00
Class M6 Aggregate Basis Risk Shortfall                                                                   0.00
Class B1 Aggregate Basis Risk Shortfall                                                                   0.00
Class B2 Aggregate Basis Risk Shortfall                                                                   0.00
Class B3 Aggregate Basis Risk Shortfall                                                                   0.00
Class B4 Aggregate Basis Risk Shortfall                                                                   0.00

Basis Risk Shortfalls Repaid this Period
Class A1 Basis Risk Shortfalls Repaid this Period this Period                                             0.00
Class A2 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class A3 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class A4 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class AMZ Basis Risk Shortfalls Repaid this Period                                                        0.00
Class M1 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class M2 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class M3 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class M4 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class M5 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class M6 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class B1 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class B1 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class B3 Basis Risk Shortfalls Repaid this Period                                                         0.00
Class B4 Basis Risk Shortfalls Repaid this Period                                                         0.00

Excess Reserve Fund Account                                                                               0.00

A2 Interest Rate Cap Payment                                                                              0.00
M Interest Rate Cap Payment                                                                               0.00
B Interest Rate Cap Payment                                                                               0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.